Exhibit 10.6

Execution Version

INTERCREDITOR AGREEMENT

dated as of

August 8, 2014

among

WILMINGTON TRUST (LONDON) LIMITED,

as First-Priority Agent,

WILMINGTON TRUST (LONDON) LIMITED,

as Second-Priority Agent

and

EAGLE BULK SHIPPING INC.,

as debtor and debtor-in-possession

and

The Subsidiaries of Eagle Bulk Shipping, Inc. Named Herein

TABLE OF CONTENTS

Page

Section 1.	Definitions	1
1.1	Defined Terms	1
1.2	Terms Generally	7
Section 2.	Lien Priorities	7
2.1	Subordination of Liens	7
2.2	Prohibition on Contesting Liens	7
2.3	No New Liens	8
2.4	Perfection of Liens	8
Section 3.	Enforcement	9
3.1	Exercise of Remedies	9
3.2	Cooperation	10
3.3	Second-Priority Agent and Second-Priority Secured Parties Waiver	10
Section 4.	Payments	11
4.1	Application of Proceeds	11
4.2	Payments Over	11
Section 5.	Other Agreements	11
5.1	Releases	11
5.2	Insurance	13
5.3	Amendments to Second-Priority Collateral Documents.	13
5.4	Rights As Unsecured Creditors	14
5.5	First-Priority Agent as Gratuitous Bailee/Agent for Perfection	14
5.6	[Reserved]	15
5.7	No Release If Event of Default	16
Section 6.	Insolvency or Liquidation Proceedings	16
6.1	[Reserved].	16
6.2	[Reserved]	16
6.3	[Reserved].	16
6.4	Preference Issues	16
6.5	Application	16
6.6	Credit Bid	16
Section 7.	Reliance; Waivers; etc	17
7.1	Reliance	17
7.2	No Warranties or Liability	17

i

7.3	Obligations Unconditional	18
Section 8.	Miscellaneous	18
8.1	Conflicts	18
8.2	Continuing Nature of this Agreement; Severability	18
8.3	Amendments; Waivers	19
8.4	Information Concerning Financial Condition of the Company and the Subsidiaries	19
8.5	Subrogation	19
8.6	Application of Payments	19
8.7	Consent to Jurisdiction; Waivers	20
8.8	Notices	20
8.9	Further Assurances	21
8.10	Governing Law	21
8.11	Binding on Successors and Assigns	21
8.12	Specific Performance	21
8.13	Section Titles	21
8.14	Counterparts	21
8.15	Authorization	21
8.16	No Third Party Beneficiaries; Successors and Assigns	22
8.17	Effectiveness	22
8.18	First-Priority Agent and Second-Priority Agent	22
8.19	Relative Rights	22
8.20	Second-Priority Agent	23

Schedule I Subsidiary Parties

ii

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (this “Agreement”) dated as of August 8, 2014, among WILMINGTON TRUST (LONDON) LIMITED, as Security Trustee under the First-Priority Credit Agreement (as defined below), WILMINGTON TRUST (LONDON) LIMITED, as Security Trustee under the Second-Priority Credit Agreement (as defined below), EAGLE BULK SHIPPING INC., a corporation incorporated in the Republic of the Marshall Islands, as debtor and debtor-in-posession (the “Company”) and each Subsidiary of the Company listed on Schedule I hereto (the “Guarantors”).

A.     The Company has filed a voluntary petition with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on August 6, 2014 (the “Bankruptcy Case”) and continues in the possession of its assets and in the management of its business pursuant to Sections 1107 and 1108 of title 11 of the United States Code, as in effect from time to time.

B.     The Company, the Guarantors party thereto from time to time, the lenders party thereto from time to time, Wilmington Trust (London) Limited, as agent and others are party to the Superpriority Debtor-in-Possession Credit Agreement dated as of August 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “First-Priority Credit Agreement”). The Obligations of the Company and certain of its Subsidiaries under the First-Priority Credit Agreement and the other First-Priority Credit Documents constitute First-Priority Obligations hereunder.

C.     The Company, the Guarantors party thereto from time to time, the lenders party thereto from time to time, Wilmington Trust (London) Limited, as agent and others are party to the Fourth Amended and Restated Credit Agreement dated as of June 20, 2012 (as modified by that certain Successor Agent and Security Trustee Agreement, dated as of June 6, 2014, and as amended by that certain Consent and Amendment No. 1 to Fourth Amended and Restated Credit Agreement, dated as of August 6, 2014, and as further amended, restated, supplemented or otherwise modified from time to time, the “Second-Priority Credit Agreement”). The Obligations of the Company and certain of its Subsidiaries under the Second-Priority Credit Agreement and the other Second-Priority Credit Documents constitute Second-Priority Obligations hereunder.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.     Definitions.

1.1     Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” shall mean this Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Law” shall mean Title 11 of the United States Code (the “Bankruptcy Code”) and any similar Federal, state or foreign law for the relief of debtors.

“Common Collateral” means all of the assets of any Grantor, whether real, personal or mixed, constituting both First-Priority Collateral and Second-Priority Collateral.

“Company” shall have the meaning set forth in the preamble.

“Comparable Second-Priority Collateral Document” shall mean, in relation to any Common Collateral subject to any Lien created under any First-Priority Collateral Document, those Second-Priority Collateral Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Deposit Account” shall have the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” shall mean that part of the Common Collateral (if any) comprised of or contained in Deposit Accounts or Securities Accounts.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“DIP Order” shall have the meaning ascribed to such term in the First-Priority Credit Agreement.

“Discharge of First-Priority Obligations” shall mean, except to the extent otherwise provided in Section 5.7, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of (a) all Obligations in respect of all outstanding First-Priority Obligations and, with respect to letters of credit or letter of credit guaranties outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the First-Priority Credit Documents, in each case after or concurrently with the termination of all commitments to extend credit thereunder and (b) any other First-Priority Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.

“First-Priority Account Charges” means each Account Charge (as defined in the First-Priority Credit Agreement) or similar agreement executed by the Company or any Guarantor to secure the First-Priority Obligations.

“First-Priority Agent” shall mean Wilmington Trust (London) Limited, in its capacity as security trustee under the First-Priority Credit Agreement and under the other First-Priority Documents, and its permitted successors in such capacity.

“First-Priority Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any First-Priority Obligation.

“First-Priority Collateral Documents” means the First-Priority Security Agreement, the First-Priority Pledge Agreement, the First-Priority Vessel Mortage Documents, the First-Priority Account Charges, the First-Priority Control Agreements, the First-Priority Security Interest Deed, and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any First-Priority Obligations.

“First-Priority Control Agreements” means each deposit account control agreement or similar agreement executed in favor of the First-Priority Agent to establish “control” by such Agent over any account.

“First-Priority Credit Agreement” shall have the meaning set forth in the recitals.

“First-Priority Documents” means the First-Priority Credit Agreement, the First-Priority Collateral Documents and the other “Finance Documents” as defined in the First-Priority Credit Agreement.

“First-Priority Obligations” means all “DIP Obligations” (as such term is defined in the First Priority Credit Agreement) of the Company and other obligors under the First-Priority Credit Agreement or any of the other First-Priority Documents, and all other obligations to pay principal, premium, if any, and interest (including any interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the First-Priority Documents and the performance of all other Obligations of the obligors thereunder to the lenders and agents under the First-Priority Documents, according to the respective terms thereof.

“First-Priority Pledge Agreement” means that certain Pledge Agreement, dated as of August 8, 2014, between Eagle Bulk Shipping Inc. and Wilmington Trust (London) Limited, as security trustee.

“First-Priority Security Agreement” means the Security Agreement dated as of August 8, 2014 among the Company, each other pledgor party thereto and the First-Priority Agent, as agent and security trustee for the First-Priority Secured Parties, as amended, supplemented or modified from time to time.

“First-Priority Secured Parties” shall mean the Finance Parties (as defined in the First-Priority Credit Agreement).

“First-Priority Security Interest Deed” means any Security Interest Deed (as defined in the First-Priority Credit Agreement) among the Company, each other guarantor party thereto and the First-Priority Agent, as agent and security trustee for the First-Priority Secured Parties, as amended, supplemented or modified from time to time.

“First-Priority Vessel Mortgage Documents” means, in connection with each vessel owned by a Guarantor, the preferred mortgage executed or to be executed in respect of such vessel and, in relation to each such vessel an Assignment of Earnings (as defined in the First-Priority Credit Agreement) together with an Assignment of Insurance (as defined in the First-Priority Credit Agreement) to secure the First-Priority Credit Obligations.

“Grantors” shall mean each of the Company and such of the Subsidiaries of the Company that, in each case, has executed and delivered both a First-Priority Collateral Document and a Second-Priority Collateral Document.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (except for any voluntary liquidation, dissolution or other winding up to the extent permitted by the applicable First-Priority Documents and Second-Priority Documents) or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided, that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“Obligations” means any principal, interest (including any interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), penalties, fees indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and bankers’ acceptances), damages and other liabilities payable under the documentation governing any indebtedness.

“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.

“Pledged Collateral” shall mean the Common Collateral in the possession of the First-Priority Agent (or its agents or bailees), to the extent that possession thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code.

“Recovery” shall have the meaning set forth in Section 6.4.

“Required Lenders” shall mean, with respect to any First-Priority Credit Document, those First-Priority Secured Parties the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent to any departure from such First-Priority Credit Document (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of such First-Priority Credit Document).

“Second-Priority Account Charges” means each of the Account Charge (as defined in the Second-Priority Credit Agreement) or similar agreement executed by a Guarantor to secure the Second-Priority Obligations.

“Second-Priority Agent” shall mean Wilmington Trust (London) Limited, in its capacity as successor administrative agent and security trustee under the Second-Priority Credit Agreement and under the other Second-Priority Documents, and its permitted successors in such capacity.

“Second-Priority Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Second-Priority Obligation.

“Second-Priority Collateral Documents” means the Second-Priority Security Agreement, the Second-Priority Pledge Agreement, the Second-Priority Vessel Mortage Documents, the Second-Priority Charges, the Second-Priority Control Agreements and the Second-Priority Security Interest Deed, and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Second-Priority Obligations.

“Second-Priority Control Agreements” means each deposit account control agreement or similar agreement executed in favor of the Second-Priority Agent to establish “control” by such Agent over any account.

“Second-Priority Credit Agreement” shall have the meaning set forth in the recitals.

“Second-Priority Documents” means the Second-Priority Credit Agreement, the Second-Priority Collateral Documents and the other “Finance Documents” as defined in the Second-Priority Credit Agreement.

“Second-Priority Lien” shall mean any Lien on any assets of the Company or any other Grantor securing any Second-Priority Obligations.

“Second-Priority Obligations” means all obligations of the Company and other obligors under the Second-Priority Credit Agreement or any of the other Second-Priority Documents, and all other obligations to pay principal, premium, if any, and interest (including any interest accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the Second-Priority Documents and the performance of all other Obligations of the obligors thereunder to the lenders and agents under the Second-Priority Documents, according to the respective terms thereof.

“Second-Priority Pledge Agreement” means, collectively, that certain Pledge Agreement, dated as of June 20, 2012, between Eagle Bulk Shipping Inc. and Wilmington Trust (London) Limited, as successor security trustee and that certain Pledge Agreement, dated as of June 6, 2014, among Eagle Bulk Shipping Inc., Eagle Shipping International (USA) LLC, the Issuers listed on the signature pages thereof, and Wilmington Trust (London) Limited, as successor security trustee.

“Second-Priority Secured Parties” shall mean the Finance Parties (as defined in the Second-Priority Credit Agreement).

“Second-Priority Security Agreement” means the Security Agreement dated as of June 20, 2012 among the Company, each other pledgor party thereto and the Wilmington Trust (London) Limited, as successor security trustee for the Second-Priority Secured Parties, as amended, supplemented or modified from time to time.

“Second-Priority Security Interest Deed” means the Security Interest Deed (as defined in the Second-Priority Credit Agreement) dated as of December 17, 2007 among the Company, each other guarantor party thereto and the Second-Priority Agent, as agent and security trustee for the Second-Priority Secured Parties, as amended, supplemented or modified from time to time.

“Second-Priority Vessel Mortgage Documents” means, in connection with each vessel owned by a Guarantor, the preferred mortgage executed in respect of such vessel and, in relation to each such vessel an Assignment of Earnings (as defined in the Second-Priority Credit Agreement) together with an Assignment of Insurance (as defined in the Second-Priority Credit Agreement) to secure the Second-Priority Credit Obligations.

“Secured Parties” means the First-Priority Secured Parties and the Second-Priority Secured Parties.

“Securities Account” shall have the meaning set forth in the Uniform Commercial Code.

“Subsidiary” means, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2     Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.     Lien Priorities.

2.1     Subordination of Liens. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Second-Priority Secured Parties on the Common Collateral or of any Liens granted to the First-Priority Secured Parties on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Second-Priority Documents or the First-Priority Documents or any other circumstance whatsoever, the Second-Priority Agent, on behalf of itself and each Second-Priority Secured Party, hereby agrees that: (a) any Lien on the Common Collateral securing the First-Priority Obligations now or hereafter held by or on behalf of the First-Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing the Second-Priority Obligations and (b) any Lien on the Common Collateral securing the Second-Priority Obligations now or hereafter held by or on behalf of any Second-Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing the First-Priority Obligations. All Liens on the Common Collateral securing the First-Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing the Second-Priority Obligations for all purposes, whether or not such Liens securing the First-Priority Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2     Prohibition on Contesting Liens. The Second-Priority Agent, for itself and on behalf of each Second-Priority Secured Party, the First-Priority Agent, for itself and on behalf of each First-Priority Secured Party, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority, validity or enforceability of (a) a Lien securing the First-Priority Obligations held (or purported to be held) by or on behalf of the First-Priority Secured Parties or any agent or trustee therefor in any First-Priority Collateral or (b) a Lien securing the Second-Priority Obligations held (or purported to be held) by or on behalf of any Second-Priority Secured Party in the Common Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of any First-Priority Secured Party or any agent or trustee therefor to enforce this Agreement (including the priority of the Liens securing the First-Priority Obligations as provided in Section 2.1) or any of the First-Priority Documents.

2.3     No New Liens. So long as the Discharge of First-Priority Obligations has not occurred, the parties hereto agree that, after the date hereof, if the Second-Priority Agent shall hold any Lien on any assets intended to be Common Collateral of the Company or any other Grantor securing any Second-Priority Obligations that are not also subject to the first-priority Lien in respect of the First-Priority Obligations under the First-Priority Documents, the Second-Priority Agent shall notify the First-Priority Agent promptly upon becoming aware thereof and, upon demand by the First-Priority Agent or the Company, will either (i) release such Lien or (ii) assign such Lien to the First-Priority Agent (and/or its designee) as security for the applicable First-Priority Obligations (and, in the case of an assignment, the Second-Priority Agent may retain a junior lien on such assets subject to the terms hereof).

2.4     Perfection of Liens. None of the First-Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second-Priority Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First-Priority Secured Parties and the Second-Priority Secured Parties and shall not impose on the First-Priority Secured Parties or the Second-Priority Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

Section 3.     Enforcement.

3.1     Exercise of Remedies.

(a)     So long as the Discharge of First-Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) neither the Second-Priority Agent nor any Second-Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral in respect of any Second-Priority Obligations, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the First-Priority Agent or any First-Priority Secured Party in respect of the First-Priority Obligations, the exercise of any right by the First-Priority Agent or any First-Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the First-Priority Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second-Priority Agent or any Second-Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the First-Priority Documents or otherwise in respect of First-Priority Obligations, or (z) object to the forbearance by the First-Priority Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of First-Priority Obligations and (ii) except as otherwise provided herein, the First-Priority Agent and the First-Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with or the consent of the Second-Priority Agent or any Second-Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Second-Priority Agent may file a claim or statement of interest with respect to the Second-Priority Obligations, (B) the Second-Priority Agent may take any action (not adverse to the prior Liens on the Common Collateral securing the First-Priority Obligations, or the rights of the First-Priority Agent or the First-Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral, (C) the Second-Priority Secured Parties shall be entitled to file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second-Priority Secured Parties, including without limitation any claims secured by the Common Collateral, if any, in each case if not otherwise in contravention of the terms of this Agreement, (D) the Second-Priority Secured Parties shall be entitled to file any pleadings, objctions, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either the applicable Bankruptcy Law or applicable non-bankruptcy law, in each case if not otherwise in contravention of the terms of this Agreement, or as may otherwise be consented to by the First-Priority Collateral Agent and (E) the Second-Priority Collateral Agent or any Second-Priority Secured Party shall be entitled to vote on any plan of reorganization or similar dispositive restructuring plan in a manner and to the extent consistent with the provisions hereof. In exercising rights and remedies with respect to the First-Priority Collateral, the First-Priority Agent and the First-Priority Secured Parties may enforce the provisions of the First-Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)     So long as the Discharge of First-Priority Obligations has not occurred, the Second-Priority Agent, on behalf of itself and each Second-Priority Secured Party, agrees that it will not, in the context of its role as secured creditor, take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral in respect of the Second-Priority Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First-Priority Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Second-Priority Agent and the Second-Priority Secured Parties with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of the Second-Priority Obligations pursuant to the Second-Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First-Priority Obligations has occurred.

(c)     Subject to the proviso in clause (ii) of Section 3.1(a), (i) the Second-Priority Agent, for itself and on behalf of each Second-Priority Secured Party, agrees that neither the Second-Priority Agent nor any Second-Priority Secured Party will take any action that would hinder any exercise of remedies undertaken by the First-Priority Agent or the First-Priority Secured Parties with respect to the Common Collateral under the First-Priority Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (ii) the Second-Priority Agent, for itself and on behalf of each Second-Priority Secured Party, hereby waives any and all rights it or any Second-Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the First-Priority Agent or the First-Priority Secured Parties seek to enforce or collect the First-Priority Obligations or the Liens granted in any of the First-Priority Collateral, regardless of whether any action or failure to act by or on behalf of the First-Priority Agent or First-Priority Secured Parties is adverse to the interests of the Second-Priority Secured Parties.

(d)     The Second-Priority Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second-Priority Document shall be deemed to restrict in any way the rights and remedies of the First-Priority Agent or the First-Priority Secured Parties with respect to the First-Priority Collateral as set forth in this Agreement and the First-Priority Documents.

3.2     Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the Second-Priority Agent, on behalf of itself and each Second-Priority Secured Party, agrees that, unless and until the Discharge of First-Priority Obligations has occurred, it will not commence, or join with any Person (other than the First-Priority Secured Parties and the First-Priority Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the Second-Priority Documents or otherwise in respect of the Second-Priority Obligations.

3.3     Second-Priority Agent and Second-Priority Secured Parties Waiver. The Second-Priority Agent and the Second-Priority Secured Parties hereby waive any claim they may now or hereafter have against the First-Priority Agent or any First-Priority Secured Parties arising out of (i) any actions which the First-Priority Agent (or any of its representatives) takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Common Collateral, actions with respect to the foreclosure upon, disposition, release or depreciation of, or failure to realize upon, any of the Common Collateral and actions with respect to the collection of any claim for all or any part of the First-Priority Obligations from any account debtor, guarantor or any other party) in accordance with any relevant First-Priority Collateral Documents or any other agreement related thereto, or to the collection of the First-Priority Obligations or the valuation, use, protection or release of any security for the First-Priority Obligations, (ii) any election by the First-Priority Agent (or any of its agents), in any proceeding instituted under the Bankruptcy Law, of the application of Section 1111(b) of the Bankruptcy Law, or (iii) subject to Section 6, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Law by, the Company or any of its Subsidiaries, as debtor-in-possession.

Section 4.     Payments.

The following provisions shall apply notwithstanding the validity or enforceability of the First-Priority Obligations (including any guarantees thereof):

4.1     Application of Proceeds. After an Event of Default under (and as defined in) any First-Priority Documents has occurred with respect to which the First-Priority Agent has provided written notice to the Second-Priority Agent, and until such event of default is cured or waived, so long as the Discharge of First-Priority Obligations has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the First-Priority Agent to the First-Priority Obligations in such order as specified in the relevant First-Priority Documents until the Discharge of First-Priority Obligations has occurred. Upon the Discharge of First-Priority Obligations, the First-Priority Agent shall deliver promptly to the Second-Priority Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second-Priority Agent ratably to the Second-Priority Obligations and, with respect to each class of Second-Priority Obligations, in such order as specified in the relevant Second-Priority Documents.

4.2     Payments Over. Any Common Collateral or proceeds thereof received by the Second-Priority Agent or any Second-Priority Secured Party in connection with the exercise of any right or remedy (including setoff) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust for the benefit of and forthwith paid over to the First-Priority Agent (and/or its designees) for the benefit of the applicable First-Priority Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First-Priority Agent is hereby authorized to make any such endorsements as agent for the Second-Priority Agent or any such Second-Priority Secured Party. This authorization is coupled with an interest and is irrevocable.

Section 5.     Other Agreements.

5.1     Releases.

(a)     If, at any time any Grantor, the First-Priority Agent or the holder of any First-Priority Obligation delivers notice to the Second-Priority Agent that any specified Common Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) is sold, transferred or otherwise disposed of (x) by the owner of such Common Collateral in a transaction not prohibited by any First-Priority Credit Document or any Second-Priority Credit Document or (y) during the existence of any Event of Default under (and as defined in) the First-Priority Credit Agreement or any other First-Priority Credit Document to the extent the First-Priority Agent is exercising remedies with respect to the Common Collateral subject to such sale, transfer or disposition:

then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Second-Priority Secured Parties upon such Common Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Common Collateral securing First-Priority Obligations are released and discharged (but shall be deemed to attach (or, to the extent necessary, the parties hereto shall use commercially reasonable efforts to cause such attachment), in the manner and priority set forth in this Agreement, to any proceeds of such sale or disposition not otherwise applied to satisfy the First-Priority Obligations). Upon delivery to the Second-Priority Agent of a notice from the First-Priority Agent or the Company stating that any release of Liens securing or supporting the First-Priority Obligations has become effective (or shall become effective upon each First-Priority Agent’s release), whether in connection with a sale of such assets by the relevant owner pursuant to the preceding clauses or otherwise, the Second-Priority Agent will promptly execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms; provided that the Liens securing Second-Priority Obligations shall attach to any proceeds of such Common Collateral that remain after the Discharge of First-Priority Obligations. In the case of the sale of all or substantially all of the equity interests of a Grantor or any of its Subsidiaries, the guarantee in favor of the Second-Priority Secured Parties, if any, made by such Grantor or Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Grantor or Subsidiary of First-Priority Obligations is released and discharged.

(b)     The Second-Priority Agent, for itself and on behalf of each Second-Priority Secured Party, hereby irrevocably constitutes and appoints the First-Priority Agent and any officer or agent of the First-Priority Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Second-Priority Agent or such holder or in the First-Priority Agent’s own name, from time to time in the First-Priority Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c)     Unless and until the Discharge of First-Priority Obligations has occurred, the Second-Priority Agent, for itself and on behalf of each Second-Priority Secured Party, hereby consents to the application, whether prior to or after a default, of Deposit Account Collateral or proceeds of Common Collateral to the repayment of First-Priority Obligations pursuant to the First-Priority Documents; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Second-Priority Agent or the Second-Priority Secured Parties to receive proceeds in connection with the Second-Priority Obligations not otherwise in contravention of this Agreement.

5.2     Insurance. Unless and until the Discharge of First-Priority Obligations has occurred, the First-Priority Agent and the First-Priority Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the First-Priority Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. All proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid, subject to the rights of the Grantors under the First-Priority Documents and the Second-Priority Documents, (a) first, prior to the occurrence of the Discharge of First-Priority Obligations, to the First-Priority Agent for the benefit of First-Priority Secured Parties pursuant to the terms of the First-Priority Documents, (b) second, after the occurrence of the Discharge of First-Priority Obligations, to the Second-Priority Agent for the benefit of the Second-Priority Secured Parties pursuant to the terms of the Second-Priority Documents and (c) third, if no Second-Priority Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Second-Priority Agent or any Second-Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the First-Priority Agent in accordance with the terms of Section 4.2.

5.3     Amendments to Second-Priority Collateral Documents.

(a)     Without the prior written consent of the First-Priority Agent and the Required Lenders, no Second-Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second-Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.

(b)     In the event that the First-Priority Agent or the First-Priority Secured Parties enter into any amendment, waiver or consent in respect of or replace any of the First-Priority Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First-Priority Collateral Document or changing in any manner the rights of the First-Priority Agent, the First-Priority Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens in First-Priority Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second-Priority Collateral Document without the consent of the Second-Priority Agent or any Second-Priority Secured Party and without any action by the Second-Priority Agent, Second-Priority Secured Party, the Company or any other Grantor; provided, however, that (A) such amendment, waiver or consent does not materially adversely affect the rights of the Second-Priority Secured Parties or the interests of the Second-Priority Secured Parties in the Second-Priority Collateral and not the First-Priority Agent or the First-Priority Secured Parties, as the case may be, that have a security interest in the affected collateral in a like or similar manner, and (B) written notice of such amendment, waiver or consent shall have been given to the Second-Priority Agent.

5.4     Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Second-Priority Agent and the Second-Priority Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary of the Company that has guaranteed the Second-Priority Obligations in accordance with the terms of the Second-Priority Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Second-Priority Agent or any Second-Priority Secured Party of the required payments of interest and principal in respect of the Second-Priority Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second-Priority Agent or any Second-Priority Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or enforcement in contravention of this Agreement of any Lien in respect of Second-Priority Obligations held by any of them. In the event the Second-Priority Agent or any Second-Priority Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second-Priority Obligations, such judgment lien shall be subordinated to the Liens securing First-Priority Obligations on the same basis as the other Liens securing the Second-Priority Obligations are so subordinated to such Liens securing First-Priority Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First-Priority Agent or the First-Priority Secured Parties may have with respect to the First-Priority Collateral.

5.5     First-Priority Agent as Gratuitous Bailee/Agent for Perfection.

(a)     The First-Priority Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee and/or gratuitous agent for the benefit of the Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.5.

(b)     The First-Priority Agent agrees to hold the Deposit Account Collateral (if any) that is part of the Common Collateral and controlled by the First-Priority Agent as gratuitous bailee and/or gratuitous agent for the benefit of each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.5.

(c)     In the event that the First-Priority Agent (or its agent or bailees) has Lien filings against intellectual property that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, the First-Priority Agent agrees to hold such Liens as gratuitous bailee and/or gratuitous agent for the benefit of each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Second-Priority Collateral Documents, subject to the terms and conditions of this Section 5.5.

(d)     Except as otherwise specifically provided herein (including Sections 3.1 and 4.1), until the Discharge of First-Priority Obligations has occurred, the First-Priority Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First-Priority Documents as if the Liens under the Second-Priority Collateral Documents did not exist. The rights of the Second-Priority Agent and the Second-Priority Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(e)     The First-Priority Agent shall have no obligation whatsoever to the Second-Priority Agent or any Second-Priority Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the First-Priority Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee and/or gratuitous agent for the benefit of each Second-Priority Agent for purposes of perfecting the Lien held by the Second-Priority Secured Parties.

(f)     The First-Priority Agent shall not have by reason of the Second-Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the Second-Priority Agent or any Second-Priority Secured Party and the Second-Priority Agent and the Second-Priority Secured Parties hereby waive and release the First-Priority Agent from all claims and liabilities arising pursuant to the First-Priority Agent’s role under this Section 5.5, as gratuitous bailee and/or gratuitous agent with respect to the Common Collateral.

(g)     Upon the Discharge of First-Priority Obligations, the First-Priority Agent shall deliver to the Second-Priority Agent, to the extent that it is legally permitted to do so, the Pledged Collateral (if any) and the Deposit Account Collateral (if any) that is part of the Common Collateral together with any necessary endorsements (or otherwise allow the Second-Priority Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the First-Priority Agent for any loss or damage suffered by the First-Priority Agent as a result of such transfer except for any loss or damage suffered by the First-Prioriy Agent as a result of its own willful misconduct, gross negligence or bad faith. The First-Priority Agent has no obligation to follow instructions from the Second-Priority Agent in contravention of this Agreement.

(h)     Neither the First-Priority Agent nor the First-Priority Secured Parties shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the First-Priority Agent or the First-Priority Secured Parties under the First-Priority Credit Documents or the First-Priority Collateral Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising

(i)     The agreement of the First-Priority Agent to act as gratuitous bailee and/or gratuitous agent pursuant to this Section 5.5 is intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(2) and 9-313(c) of the UCC.

5.6     [Reserved].

5.7     No Release If Event of Default. Notwithstanding any other provisions contained in this Agreement, if an Event of Default (as defined in the Second-Priority Credit Agreement or any other Second-Priority Document, as applicable) exists on the date on which all First-Priority Obligations are repaid in full and terminated (including all commitments and letters of credit thereunder) resulting in a Discharge of First-Priority Obligations, the second-priority Liens on the Second-Priority Collateral securing the Second-Priority Obligations relating to such Event of Default will not be released, except to the extent such Second-Priority Collateral or any portion thereof was disposed of in order to repay the First-Priority Obligations secured by such Second-Priority Collateral, and thereafter the Second-Priority Agent will have the right to foreclose upon such Second-Priority Collateral (but in any such event, the Liens on such Second-Priority Collateral securing the Second-Priority Obligations will be released when such Event of Default and all other Events of Default under the Second-Priority Credit Agreement or any other Second-Priority Document, as applicable, cease to exist).

Section 6.     Insolvency or Liquidation Proceedings.

6.1     [Reserved].

6.2     [Reserved].

6.3     [Reserved].

6.4     Preference Issues. If any First-Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the First-Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First-Priority Secured Parties shall remain entitled to a Discharge of First-Priority Obligations with respect to all such recovered amounts and shall have all rights hereunder until such time. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.5     Application. This Agreement shall be applicable during and after the commencement of the Chapter 11 Case. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Common Collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.6     Credit Bid. Subject to the Discharge of First-Priority Obligations, the Second-Priority Agent or its assignee, designee or successor may “credit bid” up to the full amount of the Second-Priority Obligations then outstanding for the assets and property of the Company (to the extent such assets are Prepetition Collateral (as defined in the DIP Order) or secured by Adequate Protection Liens (as defined in the DIP Order) subject to and to the extent permitted under section 363(k) of the Bankruptcy Code, without the need for further Court order authorizing the same and whether such sale is effectuated through section 363(b) or 1129(b) of the Bankruptcy Code, by a chapter 7 trustee under section 725 of the Bankruptcy Code, or otherwise. For the avoidance of doubt, the Discharge of First-Priority Obligations must occur at or prior to the closing of any sale in which the Second-Priority Obligations are credit bid as any portion of the consideration paid in respect of such sale, without prejudice to the First-Priority Agent’s right to make a competing credit bid of up to the full amount of the First-Priority Obligations in any sale in which all or any part of the Second-Priority Obligations are credit bid.

Section 7.     Reliance; Waivers; etc.

7.1     Reliance. The extensions of credit made or deemed made on and after the date hereof by the First-Priority Secured Parties to the Company or any Subsidiary of the Company shall be deemed to have been given and made in reliance upon this Agreement. Each Second-Priority Agent, on behalf of itself and each Second-Priority Secured Party, acknowledges that it and the Second-Priority Secured Parties have, independently and without reliance on the First-Priority Agent or any First-Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second-Priority Documents, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Second-Priority Documents or this Agreement.

7.2     No Warranties or Liability. The Second-Priority Agent, on behalf of itself and each Second-Priority Secured Party, acknowledges and agrees that neither the First-Priority Agent nor any First-Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First-Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The First-Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First-Priority Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First-Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second-Priority Agent or any of the Second-Priority Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First-Priority Agent nor any First-Priority Secured Party shall have any duty to the Second-Priority Agent or any Second-Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second-Priority Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the First-Priority Agent, the First-Priority Secured Parties, the Second-Priority Agent and the Second-Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Second-Priority Obligations, the First-Priority Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s or any other Grantor’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3     Obligations Unconditional. All rights, interests, agreements and obligations of the First-Priority Agent and the First-Priority Secured Parties, and the Second-Priority Agent and the Second-Priority Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)     any lack of validity or enforceability of any First-Priority Documents or any Second-Priority Documents;

(b)     any change in the time, manner or place of payment of, or in any other terms of, all or any of the First-Priority Obligations or Second-Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First-Priority Credit Agreement or any other First-Priority Document or of the terms of the Second-Priority Credit Agreement or any other Second-Priority Document;

(c)     any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First-Priority Obligations or Second-Priority Obligations or any guarantee thereof;

(d)     the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)     any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First-Priority Obligations, or of the Second-Priority Agent or any Second-Priority Secured Party in respect of this Agreement.

Section 8.     Miscellaneous.

8.1     Conflicts. Subject to Section 8.19, in the event of any conflict between the terms of this Agreement and the terms of any First-Priority Document or any Second-Priority Document, the terms of this Agreement shall govern; provided that in the case of any conflict between the terms of this Agreement and the DIP Order, the terms of the DIP Order shall govern.

8.2     Continuing Nature of this Agreement; Severability. Subject to Section 5.7 and Section 6.4, this Agreement shall continue to be effective until the Discharge of First-Priority Obligations shall have occurred or such later time as all the Obligations in respect of the Second-Priority Obligations shall have been paid in full. This is a continuing agreement of lien subordination and the First-Priority Secured Parties may continue, at any time and without notice to each Second-Priority Agent or any Second-Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First-Priority Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding, any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3     Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of the Second-Priority Agent (or its authorized agent) and the First-Priority Agent (or its authorized agent) and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Neither the Company nor the Guarantors shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its existing obligations hereunder are materially adversely affected or additional covenants are imposed.

8.4     Information Concerning Financial Condition of the Company and the Subsidiaries. The First-Priority Agent, the First-Priority Secured Parties, each Second-Priority Agent and the Second-Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries of the Company and all endorsers and/or guarantors of the Second-Priority Obligations or the First-Priority Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Second-Priority Obligations or the First-Priority Obligations. The First-Priority Agent, the First-Priority Secured Parties, each Second-Priority Agent and the Second-Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the First-Priority Agent, any First-Priority Secured Party, the Second-Priority Agent or any Second-Priority Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First-Priority Agent, the First-Priority Secured Parties, the Second-Priority Agent and the Second-Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5     Subrogation. The Second-Priority Agent, on behalf of itself and each Second-Priority Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First-Priority Obligations has occurred.

8.6     Application of Payments. Except as otherwise provided herein, all payments received by the First-Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First-Priority Obligations as the First-Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the First-Priority Documents. Except as otherwise provided herein, each Second-Priority Agent, on behalf of itself and each Second-Priority Secured Party, assents to any extension or postponement of the time of payment of the First-Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First-Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7     Consent to Jurisdiction; Waivers. The parties hereto irrevocably and unconditionally agree that they will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the First-Priority Secured Parties or the First-Priority Agent, or any affiliate of the foregoing in any way relating to this Agreement or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof. The parties hereto consent to the jurisdiction of any state or federal court located in New York County, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO IN CONNECTION WITH THE SUBJECT MATTER HEREOF.

8.8     Notices. All notices to the First-Priority Secured Parties and the Second-Priority Secured Parties permitted or required under this Agreement may be sent to the First-Priority Agent or Second-Priority Agent, as applicable, as provided in the First-Priority Credit Agreement, the relevant First-Priority Document, the Second-Priority Credit Agreement or the relevant Second-Priority Document, as applicable. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. The First-Priority Agent hereby agrees to promptly notify the Second-Priority Agent upon payment in full in cash of all indebtedness under the applicable First-Priority Documents (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

8.9     Further Assurances. The Second-Priority Agent, on behalf of itself and each Second-Priority Secured Party, and the First-Priority Agent, on behalf of itself and each First-Priority Secured Party, agrees that each of them shall take such further action and shall execute and deliver to the First-Priority Agent and the First-Priority Secured Parties such additional documents and instruments (in recordable form, if requested) as the First-Priority Agent or the First-Priority Secured Parties may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement, including, without limitation, to effect any amendment, waiver or consent contemplated by Section 5.3(b) of this Agreement.

8.10     Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY LAW, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

8.11     Binding on Successors and Assigns. This Agreement shall be binding upon the First-Priority Agent, the First-Priority Secured Parties, the Second-Priority Agent, the Second-Priority Secured Parties, the Company, the Company’s Subsidiaries party hereto and their respective permitted successors and assigns.

8.12     Specific Performance. The First-Priority Agent may demand specific performance of this Agreement. The Second-Priority Agent, on behalf of itself and each Second-Priority Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the First-Priority Agent.

8.13     Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14     Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or in portable document format (pdf), each of which shall be an original and all of which shall together constitute one and the same document.

8.15     Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First-Priority Agent represents and warrants that this Agreement is binding upon the First-Priority Secured Parties for which such First-Priority Agent is acting. The Second-Priority Agent represents and warrants that this Agreement is binding upon the Second-Priority Secured Parties for which such Second-Priority Agent is acting.

8.16     No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of First-Priority Obligations and Second-Priority Obligations. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17     Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18     First-Priority Agent and Second-Priority Agent. It is understood and agreed that (a) the First-Priority Agent is entering into this Agreement in its capacity as Security Trustee under the First-Priority Credit Agreement and the provisions of Section 10 of the First-Priority Credit Agreement applicable to the First-Priority Agent as Agent thereunder shall also apply to the First-Priority Agent as First-Priority Agent hereunder and (b) the Second-Priority Agent is entering into this Agreement in its capacity as Security Trustee under the Second-Priority Credit Agreement, and the provisions of Section 10 of the Second-Priority Credit Agreement applicable to the Second-Priority Agent thereunder shall also apply to it as Second-Priority Agent hereunder.

8.19     Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Sections 5.1 and 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the First-Priority Credit Agreement, the Second-Priority Credit Agreement or any other First-Priority Document or Second-Priority Document entered into in connection with the First-Priority Credit Agreement, the Second-Priority Credit Agreement or any other First-Priority Document or Second-Priority Document or permit the Company or any Subsidiary of the Company to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the First-Priority Credit Agreement, the Second-Priority Credit Agreement or any other First-Priority Document or Second-Priority Document entered into in connection with the First-Priority Credit Agreement, the Second-Priority Credit Agreement or any other First-Priority Document or Second-Priority Document, (b) change the relative priorities of the First-Priority Obligations or the Liens granted under the First-Priority Documents on the Common Collateral (or any other assets) as among the First-Priority Secured Parties or (c) otherwise change the relative rights of the First-Priority Secured Parties in respect of the Common Collateral as among such First-Priority Secured Parties or (d) obligate the Company or any Subsidiary of the Company to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the First-Priority Credit Agreement, the Second-Priority Credit Agreement or any other First-Priority Document or Second-Priority Document entered into in connection with the First-Priority Credit Agreement, the Second-Priority Credit Agreement or any other First-Priority Document or Second-Priority Document.

8.20     Second-Priority Agent. The Second-Priority Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to directions set forth in the Second-Priority Credit Agreement; and in so doing, the Second-Priority Agent shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Second-Priority Agent shall not have duties or obligations under or pursuant to this Agreement other than such duties expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from ) any action under or pursuant to this Agreement, the Second-Priority Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Second-Priority Credit Agreement and the Second-Priority Collateral Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

WILMINGTON TRUST (LONDON) LIMITED,

as First-Priority Agent

By:     /s/ Paul Barton
Name: Paul Barton
Title: Director

[Signature Page to Intercreditor Agreement]

WILMINGTON TRUST (LONDON) LIMITED,

as Second-Priority Agent

By:     /s/ Paul Barton
Name: Paul Barton
Title: Director

[Signature Page to Intercreditor Agreement]

COMPANY:

EAGLE BULK SHIPPING INC.

     By:/s/ Adir Katzav

     Name: Adir Katzav

     Title: Chief Financial Officer

SHIP-OWNING SUBSIDIARY OBLIGORS:

AVOCET SHIPPING LLC

BITTERN SHIPPING LLC

CANARY SHIPPING LLC

CARDINAL SHIPPING LLC

CONDOR SHIPPING LLC

CRANE SHIPPING LLC

CRESTED EAGLE SHIPPING LLC

CROWNED EAGLE SHIPPING LLC

EGRET SHIPPING LLC

FALCON SHIPPING LLC

GANNET SHIPPING LLC

GOLDEN EAGLE SHIPPING LLC

GOLDENEYE SHIPPING LLC

GREBE SHIPPING LLC

HARRIER SHIPPING LLC

HAWK SHIPPING LLC

IBIS SHIPPING LLC

IMPERIAL EAGLE SHIPPING LLC

JAEGER SHIPPING LLC

JAY SHIPPING LLC

KESTREL SHIPPING LLC

KINGFISHER SHIPPING LLC

KITE SHIPPING LLC

KITTIWAKE SHIPPING LLC

MARTIN SHIPPING LLC

MERLIN SHIPPING LLC

NIGHTHAWK SHIPPING LLC

ORIOLE SHIPPING LLC

OSPREY SHIPPING LLC

OWL SHIPPING LLC

PEREGRINE SHIPPING LLC

PETREL SHIPPING LLC

PUFFIN SHIPPING LLC

REDWING SHIPPING LLC

ROADRUNNER SHIPPING LLC

SANDPIPER SHIPPING LLC

SHRIKE SHIPPING LLC

[Signature Page to Intercreditor Agreement]

SKUA SHIPPING LLC

SPARROW SHIPPING LLC

STELLAR EAGLE SHIPPING LLC

TERN SHIPPING LLC

THRASHER SHIPPING LLC

THRUSH SHIPPING LLC

WOODSTAR SHIPPING LLC

WREN SHIPPING LLC

By: Eagle Bulk Shipping Inc., its sole member

By: /s/ Adir Katzav
     Name: Adir Katzav
     Title: Chief Financial Officer

OTHER SUBSIDIARY OBLIGORS:

GRIFFON SHIPPING LLC

HERON SHIPPING LLC

EAGLE BULK (DELAWARE) LLC

EAGLE SHIPPING INTERNATIONAL
(USA) LLC

By:  Eagle Bulk Shipping Inc., its sole member

     By: /s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

EAGLE MANAGEMENT CONSULTANTS
LLC

EAGLE SHIP MANAGEMENT LLC

By:  Eagle Shipping International (USA) LLC, its Sole Member

By:  Eagle Bulk Shipping Inc., its Sole Member

By: /s/ Adir Katzav
     Name: Adir Katzav
     Title:    Chief Financial Officer

[Signature Page to Intercreditor Agreement]

AGALI SHIPPING S.A.

KAMPIA SHIPPING S.A.

MARMARO SHIPPING S.A.

MESTA SHIPPING S.A.

MYLOS SHIPPING S.A.

NAGOS SHIPPING S.A.

RAHI SHIPPING S.A.

SIRIKARI SHIPPING S.A.

SPILIA SHIPPING S.A.

ANEMI MARITIME SERVICES S.A.

By: /s/ Adir Katzav
     Name: Adir Katzav
     Title:     Attorney-in-Fact

EAGLE BULK PTE. LTD.

EAGLE MANAGEMENT CONSULTANCY PTE. LTD.

By: /s/ Adir Katzav
     Name: Adir Katzav
     Title:     Attorney-In-Fact

[Signature Page to Intercreditor Agreement]

SCHEDULE I

Subsidiary Parties

Avocet Shipping LLC
Bittern Shipping LLC
Canary Shipping LLC
Cardinal Shipping LLC
Condor Shipping LLC
Crane Shipping LLC
Crested Eagle Shipping LLC
Crowned Eagle Shipping LLC
Egret Shipping LLC
Falcon Shipping LLC
Gannet Shipping LLC
Golden Eagle Shipping LLC
Goldeneye Shipping LLC
Grebe Shipping LLC
Harrier Shipping LLC
Hawk Shipping LLC
Ibis Shipping LLC
Imperial Eagle Shipping LLC
Jaeger Shipping LLC
Jay Shipping LLC
Kestrel Shipping LLC
Kingfisher Shipping LLC
Kite Shipping LLC
Kittiwake Shipping LLC
Martin Shipping LLC
Merlin Shipping LLC
Nighthawk Shipping LLC
Oriole Shipping LLC
Osprey Shipping LLC
Owl Shipping LLC
Peregrine Shipping LLC
Petrel Shipping LLC
Puffin Shipping LLC
Redwing Shipping LLC
Roadrunner Shipping LLC
Sandpiper Shipping LLC
Shrike Shipping LLC
Skua Shipping LLC
Sparrow Shipping LLC
Stellar Eagle Shipping LLC
Tern Shipping LLC
Thrasher Shipping LLC

Thrush Shipping LLC
Woodstar Shipping LLC
Wren Shipping LLC
Agali Shipping S.A.
Eagle Bulk Pte. Ltd.
Griffon Shipping LLC
Heron Shipping LLC
Kampia Shipping S.A.
Marmaro Shipping S.A.
Mesta Shipping S.A.
Mylos Shipping S.A.
Nagos Shipping S.A.
Rahi Shipping S.A.
Sirikari Shipping S.A.
Spilia Shipping S.A.
Anemi Maritime Services S.A.
Eagle Bulk (Delaware) LLC
Eagle Management Consultancy Pte. Ltd.
Eagle Management Consultants LLC
Eagle Ship Management LLC
Eagle Shipping International (USA) LLC